UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

PREMIER FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PFC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On September 23, 2020, Premier Financial Corp. (the “Company”), the holding company of Premier Bank (the “Bank”), announced that it intends to offer, subject to market and other customary conditions, up to $50.0 million aggregate principal amount of fixed to floating rate subordinated notes due 2030 (the “Notes”) in a private offering exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain institutional accredited investors in exempt transactions under the Securities Act. The offering of the Notes has not been registered under the Securities Act or under any state securities laws, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and from applicable state securities laws.

This Current Report is neither an offer to sell nor the solicitation of an offer to buy any of the Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

In connection with the commencement of the offering, the Company is disclosing the following update to certain previously disclosed COVID-19 related loan payment deferral information. The Company continues to monitor the effects of COVID-19 on the loan portfolio as well as all the associated risks to minimize any potential losses. In an effort to help its customers impacted by the COVID-19 pandemic, the Bank has implemented hardship relief programs that, among other things, include loan payment deferrals that range from one to six months. While the Bank continues to receive requests from borrowers for payment deferrals on loans, the amount of loan payment deferrals declined from $812.9 million, or 14.9% of the total loan portfolio at June 30, 2020, to $588.8 million, or 10.8% of the total loan portfolio at August 31, 2020.

A breakdown of deferrals as of June 30, 2020, and updated as of August 31, 2020, is as follows:

COVID-19 Deferrals Update

(unaudited, $ in thousands)

	As of June 30, 2020	As of August 31, 2020
Commercial loan deferrals	$739,632	$516,480
% of commercial loans	19.7%	13.5%
% of total loans	13.5%	9.4%
Retail loan deferrals	$73,266	$72,361
% of retail loans	4.3%	4.4%
% of total loans	1.3%	1.3%

COVID-19 Commercial Loans Update

(unaudited)

Commercial High Sensitivity Portfolio Update

	As of June 30, 2020			As of August 31, 2020
Industry:	% of Total Loans	% Balances Deferred	% of Classified Loans in Subsector	% of Total Loans	% Balances Deferred	% of Classified Loans in Subsector
Traveler Accommodation	2.8%	86.9%	0.7%	2.8%	76.5%	3.9%
Food Service	1.1%	50.0%	0.6%	1.0%	37.7%	0.6%

Sub-total	3.8%	76.7%	0.6%	3.8%	66.4%	3.0%
Retail Trade and CRE	9.6%	34.3%	2.2%	9.6%	18.9%	2.3%
Long-term Care	2.0%	26.0%	4.1%	2.0%	15.5%	4.5%
Arts/Entertainment/Recreation	0.4%	42.1%	4.6%	0.4%	40.3%	2.5%
Energy	0.1%	0.0%	0.0%	0.1%	0.0%	0.0%

Total	15.9%	43.4%	2.1%	15.9%	30.2%	2.7%

COVID-19 Commercial Loan Deferral Update

($ in thousands)

Deferral Type:	June 30, 2020 Balance	New Deferrals	Net Payoffs/ Type Charges	Return to Pay (1)	August 31, 2020 Balance	July /August Extensions
Interest only 1-3 months	$28,133	$5,537	$6,868	$(26,774)	$13,764	$9,821
Interest only 4-5 months	146,826	4,517	(7,918)	(98,938)	44,487	—
Interest only 6 months	55,174	7,117	(406)	(2,079)	59,806	—
Deferred payment 1-90 days	138,967	2,451	(10,900)	(62,777)	67,741	15,231
Deferred payment 91-179 days	93,262	328	(104)	(47,181)	46,305	—
Deferred payment 180 days	277,270	6,098	1,249	(240)	284,377	—

Total	$739,632	$26,048	$(11,211)	$(237,989)	$516,480	$25,052

(1)	Represents approximately 82.6% of previously disclosed July and August 2020 scheduled expirations.

COVID-19 Commercial Loan Deferral Expirations as of August 31, 2020

($ in thousands)

Month:	August 31, 2020 Balance
September	$92,296
October	276,135
November	125,159
December	11,888
January	5,614
February	5,388

Total	$516,480

The information contained in this Item 7.01 of this Current Report is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filings made by the Company pursuant to the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Company does not intend to update this information and has no current intention of releasing similar information in the future.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K for the year ended December 31, 2019, and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020, filed with the SEC. All information provided in this Report is as of the date hereof, and we undertake no duty to update this information unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PREMIER FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman
Chief Executive Officer

Date: September 23, 2020

5